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                                                                   EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 19, 1996, appearing in XeTel Corporation's Annual Report on Form 10-K for the year ended March 30, 1996.


/s/ Price Waterhouse LLP
PRICE WATERHOUSE LLP

Austin, Texas
January 20, 1997